                                 OFFICE PREMISES

                                 DATED DECEMBER
                                    1, 1997.



                         WIDE HARVEST INVESTMENT LIMITED


                                       and


                        EQUITY MARKETING HONG KONG, LTD.




                *************************************************

                                TENANCY AGREEMENT

                                       of

                     Suite Nos. 10,11,12,13 and Store Room A
               on the 19th Floor of Tower 3, China Hong Kong City,
                   China Ferry Terminal, Canton Road, Kowloon.

                *************************************************











                                BAKER & McKENZIE
                                   Solicitors
                              1401 Hutchison House
                                    Hong Kong

         AN AGREEMENT     made the first day of December One thousand nine
                          hundred and ninety-seven

Parties BETWEEN WIDE HARVEST INVESTMENT LTD whose registered office is situate at 11th-12th Floor, Tsim Sha Tsui Centre, Salisbury Road, Kowloon, Hong Kong (hereinafter called "the Landlord which expression shall include its successors and assigns") of the one part and the person, firm or company set out in Part I of the First Schedule hereto (hereinafter called "the Tenant") of the other part.

                    WHEREBY IT IS AGREED as follows :-

Premises 1.         In consideration of the rent hereinafter
                    mentioned and of the terms by the Tenant hereinafter contained the Landlord hereby lets and the Tenant hereby takes ALL THAT Portion of the building as set out in Part II of the First Schedule hereto forming part of the Office
                    Towers of CHINA HONG KONG CITY, CHINA FERRY TERMINAL Canton
                    Road, Kowloon, Hong Kong (hereinafter referred to as "the said building") (which said Portion for the purpose of identification only is delineated and described on the Plan hereto annexed and thereon coloured Pink and marked "P")
                    (hereinafter called "the said premises") standing on ALL
                    THAT piece or parcel of ground registered in the Land
                    Registry as KOWLOON INLAND LOT NO. 10743 TOGETHER with the use and enjoyment in common with the Landlord and/the other persons entitled thereto of the entrances, staircases, landings, lavatories, corridors and passages in the said building insofar as the same are necessary for the proper use and enjoyment of the said premises AND TOGETHER with the use in common with others having the like right of the lifts escalators and central air-conditioning services serving the said premises whenever the same shall be operating for the term defined in Part III of the First Schedule hereto ("the said term") YIELDING AND PAYING therefor throughout the term such rent and other charges as are from time to time payable in advance and in accordance with the Provisions set out in the Second Schedule and subject to the Tenant's use, occupation and enjoyment of the said premises only for the purposes set out in Part IV of the First Schedule hereto and not for any other purposes whatsoever.

Rental deposit 2.   The Tenant shall on the signing hereof
                    deposit with the Landlord the sum specified in Part V of the First Schedule hereto (adjusted where necessary in the manner hereinafter provided) and security for the due payment of the said rent and the due observance and performance of the terms conditions and stipulations herein contained and on the part of the Tenant to be observed and performed and the said deposit shall be retained by the Landlord throughout the said term free of any interest to the Tenant with power for the Landlord without prejudice to any other right or remedy hereunder to deduct therefrom the amount of any rent, surcharge or other payments fall due under this Agreement and subject as aforesaid the same or the balance thereof after satisfaction of the amount of any costs, expenses, loss or damage sustained by the Landlord as a result of any non-observance or non-performance by the Tenant of any such agreement stipulation or condition shall be returned to the Tenant without compensation or interest within 45 days after the Tenant shall have delivered up vacant possession of the said premises pursuant to Clause 5(j) hereof PROVIDED that any sum already paid by way of part payment on account of the deposit shall be automatically transferred as part payment of the monies payable under this Clause and only the balance shall then be payable at the time stipulated herein but without prejudice to the Landlord's rights to claim any further damages which the Landlord has sustained or may sustain.

                    3. The Tenant to the intent that the obligations hereunder shall continue throughout the said term of tenancy hereby agrees with the Landlord as follows :

Rent and               (a)    (i)    To pay the said rent and surcharge on the
surcharge                            days in manner  aforesaid without any
                                     deduction or set-off.

Computation of                (ii)   If the day on which the rent, surcharge or
time of payment                      other payments falls due under this
                                     Agreement is a public holiday, the
                                     relevant payment of rents, surcharge or
                                     otherwise shall be due and payable on
                                     the preceding business day.

                              (iii)  The Landlord is not obliged to accept
                                     payment of amounts payable hereunder in
                                     any form other than banknotes and if
                                     payment is made by the Tenant by cheque, such cheque must reach the office of the Landlord before 3:30 o'clock in the afternoon if such payment is made on any weekday except Saturday, and before 12 noon if such payment is made on a Saturday otherwise the payment shall be deemed to have been paid by the Tenant on the following day and the Tenant shall be deemed to have defaulted in making due payment.

Adjustment of                 (iv)   If at any time during the said term the
charges                              operating cost relative to the supply of
                                     the said air-conditioning and/or the
                                     costs and expenses of management of the
                                     said building shall have risen over
                                     costs prevailing at the commencement of
                                     the said term the Landlord shall be
                                     entitled to serve one month's notice in
                                     writing upon the Tenant to increase the
                                     said surcharges or any of them by
                                     appropriate amount(s) and thereafter
                                     such increased charges shall prevail.
                                     Further increase shall be made in the
                                     same manner in the event of costs rising after an earlier notice of increase shall have become operative. The
                                     Landlord's assessments of the
                                     appropriate increase shall be conclusive and binding on the Tenant.

Additional air-               (v)    If the Tenant shall require air-
conditioning                         conditioning outside the hours set out in
charges                              Clause 4(c) hereof, the same can normally
                                     be provided on not less than 48 hours
                                     notice in writing stipulating at what
                                     time the Tenant shall require additional air-conditioning the Landlord at such adjusted rates as may be charged by the Landlord from time to time.

                              (vi)   Should the surcharge be increased in
                                     accordance with the provisions of Clause
                                     3(a)(iv) of this Agreement or should
                                     there be any other increase in the rent
                                     during the term, the Tenant shall upon
                                     such increase becoming applicable pay to the Landlord by way of an increase in the said deposit a sum proportional thereto in order to restore the ratio of deposit to the rent plus the surcharge to that previously subsisting and the payment of such increase should be a condition precedent to the continuation of this tenancy.

Rates                  (b)    (i)    To pay and discharge punctually during the
                                     said term all rates, Government rent,
                                     taxes, assessments, duties, charges,
                                     impositions and outgoings of an annual
                                     or recurring nature whatsoever now or
                                     hereafter to be assessed imposed or
                                     charged on the said premises or upon the owner or occupier in respect thereof by the Hong Kong Government or other lawful authority (Property Tax only excepted).

                              (ii) In the event that an assessment to rates in respect of the said premises shall be raised directly upon the Landlord the Landlord shall during the month immediately preceding any quarter in respect of which such rates may fall due be at liberty to debit the Tenant with the amount thereof and the same shall forthwith be paid by the Tenant to the Landlord whereupon the Landlord shall account for the same to the Government of Hong Kong.

                              (iii) In the event that no valuation of the said premises shall have been made in accordance with the Rating Ordinance (Cap.116) or any statutory amendment or modification thereof for the time being in force the Landlord shall be at liberty and entitled to make an interim valuation equivalent to 7.5% of the annual rents of the said premises and to debit the Tenant with the amount which would be payable upon such interim valuation and the same shall forthwith be paid by the Tenant to the Landlord and any over-payment or under-payment by the Tenant on such interim valuation shall be adjusted when a valuation under the Rating Ordinance shall have been made known.

                              (iv) The Landlord shall be entitled to treat non-payment of any amount debited to the Tenant in accordance with the foregoing provisions of this Clause or any part thereof in all respects as non-payment of rent under this Agreement.

Water, gas and         (c)    To pay and discharge punctually during the said
electricity charges           term all charges (including all necessary
                              deposits) in respect of water, gas, electric light, power and telephones as may be shown by the separated meter or meters installed upon the said premises or by accounts rendered to the Tenant.

Cleaning charges       (d)    To keep the said premises in clean and sanitary
                              condition and to employ cleaning contractors for the said premises which cleaning contractors shall be only such persons or such firm as may be nominated by the Landlord. Such cleaning contractors shall be employed at the sole expense of the Tenant and at the rate agreed by the Landlord with the contractors and on such terms and conditions which shall have been previously approved by the Landlord, all such payments to be made by the Tenant to such contractors direct. In case the Tenant shall have for disposal wet garbage or any garbage of a perishable nature including but not limited to food or food remains, the Tenant shall use plastic bags of such standards, size and thickness as shall be prescribed by the Landlord for the removal or disposal of such garbage and shall direct and procure cleaning contractors appointed as aforesaid to use such plastic bags for such purposes at the sole costs of the Tenant.

Interior Fitting out   (e)    To fit out the interior of the said premises in
                              accordance with the drawings approved by the Landlord. The Tenant will not cause or permit to be made any variation to the interior design or layout of the said premises without the prior written approval of the Landlord first having been obtained.

Fitting up             (f)    To fit up the said premises in a style and manner
                              appropriate to a first class office building and so to maintain the same throughout the said term in good condition and repair to the satisfaction of the Landlord.

Decoration works       (g)    To construct at the Tenant's own expense within
                              the said premises by the Tenant or furnish items to the said premises as follows:

                              (i)    (a)  A ceiling of non-combustible
                                          material and electrical light
                                          fittings. In case of extension or
                                          relocation of the sprinkler heads
                                          and/or the smoke detectors and other
                                          fire services equipment installed by
                                          the Landlord is needed, the cost of
                                          such work will be paid by the Tenant.

                                     (b)  Vertical window blinds, tracks and
                                          fittings and Tenant's expenses.

                              (ii) Paint and decorate the interior of the said premises.

                              (iii) Furnish and install floor fill and floor finishes. PVC tiles shall not be used unless approved by the Landlord.

                              (iv) With the relevant plan showing all the details including but not limiting to the gauge of wire, etc. duly approved in writing in advance by the Landlord, complete all internal electrical and mechanical installations (heating, ventilation, air-conditioning, plumbing, drainage and fire services) of workmanships and materials of a standard to the approval of the Landlord.

                              (v) Furnish and install or arrange for the installation of telephones as well as other Tenant's requirements within the said premises together with such meters as are necessary to measure the Tenant's consumption thereof.

                              (vi)   Install, support and connect all
                                     lighting fixtures, including lamps,
                                     switches and wiring, save that in the
                                     case of support involving cutting into
                                     structure prior written approval of the
                                     Landlord will be required.

                              (vii) Install such fire extinguishers or other means of fire-fighting equipment inside the said premises as may be required from time to time by all relevant Ordinances and regulations of the Hong Kong Government.

Telephone System       (h)    To install at the Tenant's own expense empty
                              conduits for telephone service to the said premises. Telephone service to the premises shall only be installed by the Hong Kong Telephone
                              Company Limited and the Tenant shall leave pull wire in all conduits and pay to the Landlord the expenses incurred in the installation of telephone jacks and conduits to the said premises.

Electrical Testing     (i)    To test all circuits for shorts and ground and to
                              balance loads on all panels.

Pass for Service       (j)    The Tenant agrees that permanent utility lines
                              may pass through the ceiling cavity of the said premises to service other premises and areas in the said building.

Building Service       (k)    To employ at the Tenant's expenses only such
& Builder's Work              contractors as may be nominated by the Landlord
                              from time to time for the purpose of designing and carrying out and installing all the necessary building services and builder's work as hereinafter defined in the said premises in manner as prescribed by the Landlord or its nominated contractors and in particular to pay the Landlord vetting fees consultancy fees and relating charges at the pre-determined scales as set out by the Landlord. For the purpose of this sub-clause, subject to amendments/alterations from time to time and to such extent as the Landlord shall in its discretion deem appropriate or necessary.

                       (a) The expression "building services" shall mean all mechanical and electrical engineering work and arrangement related to the said premises including but not confined to electrical air-conditioning, plumbing, building automation and fire fighting installation.

                       (b) The expression "Builders' work" shall mean all renovation work not specified under "building service" including but not confined to light track, light trough and graphic panel.

Submission of          (1)    (i)    All specification, prints, copies and
Information                          drawing information or materials are to
                                     be furnished by the Tenant as required
                                     by the Landlord and shall be delivered
                                     to the Landlord's office.

                              (ii) Prior to the commencement of construction of Tenant's work, the Tenant shall furnish the Landlord with the following information and items:

                                     (1)    The name and address of the
                                            appointed design/agent for the said
                                            premises.

                                     (2)    The name(s) and address(es) of the
                                            general contractor(s) the Tenant
                                            intends to engage in the
                                            construction of Tenant's work

                                     (3)    The name and address of the Tenant's
                                            authorized agent/representative, if
                                            any.

                                     (4)    The actual commencement date of
                                            interior decoration and the
                                            estimated date of completion of
                                            decoration work, fixturing work, and
                                            date of projected opening.

                              (iii) The Tenant when notified by the Landlord has to submit office layout drawing within 2 weeks to the Landlord for its approval.

                              (iv) For the nominated mechanical and electrical contractors to prepare the corresponding designs and drawings, the Tenant shall provide the Landlord the followings:

                                     (1)    Three copies of the reflected
                                            ceiling plan with schedule on
                                            voltage, type, wattage, quantity and
                                            location of outlets for all light
                                            fittings and air-conditioning.

                                     (2)    Three copies of the floor plan with
                                            partitions.

                                     (3)    Three layout prints of all case work
                                            including the
                                            location of all sockets, switches,
                                            fuse box, telephone points, size,
                                            weight and location of safe, if any.

                                     (4)    Three sets of elevations to describe
                                            the space with all electric outlets.

Statutes, Codes &      (m)    The Tenant shall have the sole responsibility to
Ordinances                    comply with all applicable statutes, codes,
                              ordinances and other regulations for all work performed by or on behalf of the Tenant within the said premises and the Landlord or the Landlord's agents or representative's approval of plans, specifications, calculations or of the Tenant's work shall not constitute any implication, representation or certification by the Landlord that the said improvements are in compliance with said statutes, codes, ordinances, and other regulations.

Inspection by          (n)    All Tenant's work shall be subject to the
Landlord                      inspection of the Landlord, the Landlord's
                              Architect and Landlord's General Contractor from time to time during the period in which Tenant's work aforesaid is being performed.

Reimbursement to       (o)    The Landlord shall have the right to perform on
Landlord                      behalf of and for the account of the Tenant, any
                              of the Tenant's work which the Landlord determines shall be so performed. Such work shall be limited to work which the Landlord deems necessary to be done on an emergency basis, work caused by the Tenant's fault, and work which pertains to structural components, the general utility systems for the said Building and the erection of temporary safety barricades and temporary signs during construction.

Good repair of         (p)    To keep all the interior of the said premises,
interior                      the flooring and interior plaster or other
                              finishing material or rendering to walls floors and ceilings, and the Landlord's fixtures therein and all addition thereto including doors, window, electric wires and installations and fittings for light and power in good clean, tenantable and proper repair and condition and properly preserved and painted as may be appropriate when from time to time required and to so maintain the same at the expenses of the Tenant and deliver up the same to the Landlord at the expiration or sooner determination of the term in such repair and the like condition (fair wear and tear excepted).

Replacement of         (q)    To reimburse to the Landlord the cost of
windows                       replacing all broken and damaged windows door
                              glass and fixtures within the said premises whether the same be broken or damaged by the negligence of the Tenant or owing to circumstances beyond the control of the Tenant.

Good repairs &         (r)    To keep all taps lavatories wash basins sinks
replacement of                sanitary and water apparatus and other internal
sanitary apparatus            pipes and all drains & electrical (if any) in or
wiring                        belonging to the inside of the said premises
                              clean and in good order and repair and to keep in clean and good order and repair all other pipes and all wires cables conduits fittings and apparatus within or exclusively serving the said premises and used for or in connection with the services of water gas or electricity in the said premises (fair wear and tear save and excepted) and to repair or replace the same (including burnt out fluorescent tubes or light bulbs) at the expenses of the Tenant if so required by the Landlord or other competent authority. In the event of the Tenant failing to proceed diligently with the necessary repairs or replacements so required within 14 days after the landlord has notified the Tenant in writing then the Landlord may proceed with such repairs or replacement and recover all costs incurred thereby from the Tenant as a debt.

Cleansing &            (s)    In the event of the pipes or drains of the said
Clearing of Drains            building becoming choked or stopped up owing to
                              the careless use by the Tenant its servants agents licensees invitees the Tenant shall pay the costs incurred by the Landlord in cleansing and clearing the same from obstruction.


Entry by Landlord      (t)    To permit the Landlord or its agents with or
                              without workmen or other persons authorised by it and with or without appliances at all reasonable times to enter into and upon the said premises and to examine the conditions thereof and thereupon the Landlord may serve upon the Tenant notice in writing specifying any repairs necessary to be done and require the Tenant forthwith to execute the same and if the Tenant shall not within ten days after the service of such notice proceed diligently with the execution of such repairs then to permit the Landlord to enter upon the said premises and execute such repairs and the costs thereof (the amount thereof in case of difference to be determined by the Landlord's agent) together with the interest thereon at the rate of 2% per month calculated from the date on which such costs are incurred by the Landlord to be paid by the Tenant shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action.

Entry by the           (u)    To permit the Landlord or its authorised agents at
Landlord to carry             all reasonable times to enter the said premises
out repairs and               for the purpose of taking inventories of fixtures
take inventories              therein and carrying out any repairs therein
                              provided that in the event of emergency the Landlord or its authorised agents may without notice enter the said premises forcibly and the Tenant shall at its own expense reinstate the entrance to the said premises to its original position.

Entry by the           (v)    To keep all windows and doors of the said premises
Landlord to close             closed and to permit the Landlord or its servants
                              and agents and others from time

Windows and                   to time during the said term to enter upon the
doors                         said premises for the purpose of closing any
                              doors or windows.

Notify Landlord        (w)    To notify the Landlord in writing of any
of damage                     accidents to or defects in the water pipes gas
                              pipes electrical wire or fittings fixtures or other facilities provided by the Landlord in the said premises whether or not the Tenant is liable hereunder for the repair of the same forthwith upon the Tenant becoming aware whether actually or constructively of the same arising and to indemnify the Landlord against any claim made against the Landlord by any third party and any loss suffered by the Landlord either directly or indirectly as a result of any breach by the Tenant of this provision.

To make good &         (x)    To make good and pay for all damage caused by the
take care of all              Tenant his servants or licensees to any fixtures
articles provided             fittings and other articles in the said premises
by Landlord                   and provided by the Landlord and shall take
                              reasonable care of the same and shall not remove any of them from the said premises.


Repair of              (y)    To permit the Landlord and its duly authorised
neighbouring                  agents workmen and others appointed by it at all
premises                      reasonable times during the said term (but upon
                              giving a reasonable previous notice in writing save in case of emergency) to enter into and upon the said premises and to execute any works of renewal cleansing alteration or repair to any adjacent or neighbouring premises or to the building of which the said premises form part.


Combustible or         (z)    Not to store or bring upon the said premises or
dangerous goods               any part thereof any unlicensed arms ammunition
                              gun-powder spirits saltpetre or kerosene any articles of a specially combustible inflammable or unlawful goods or dangerous nature.

Storage of goods       (aa)   Not to use the said premises or any part thereof
                              for the storage of goods or merchandise other than in small quantities consistent with the nature of the Tenant's business by way of samples and exhibits.

Insurance against      (ab)   To indemnify the Landlord against any proceedings
claims loss/damage from       actions or demands whatsoever by any person for
Interior Defects              loss and damage suffered  as a result of the
                              want of repair of the interior of the said premises or the spread of fire or the overflow of water or the escape of any substance or anything from the said premises due to the default or negligence of the Tenant its servants agents licensees or customers; and to effect and maintain a policy or policies of insurance which should include the Landlord's properties and fixtures inside the said premises against the risks hereinbefore mentioned in a reputable insurance company to be approved by the Landlord in such amount as the Landlord may reasonably determine and to produce to the Landlord the policy or policies and the receipt on request provided always that if the Tenant shall at any time fail to keep such insurance on foot the Landlord may do all things necessary to effect and maintain such insurance and any monies expended by the Landlord for that purpose shall be recoverable from the Tenant on demand.

Breach of              (ac)   Not to do or permit to be done anything whereby
Insurance Policy              the policy or policies of the insurance of the
                              said building against damage by fire or other risks for the time being subsisting may become void or voidable or whereby the rate of premium thereon may be increased and the premium and all expenses incurred by the Landlord in or about any renewal or such policy or policies rendered necessary by breach of this term shall be borne by the Tenant and shall be recoverable from the Tenant by the Landlord on demand.

Illegal or immoral     (ad)   Not to use or permit or suffer to be used the said
purposes                      premises or any part thereof for any illegal or
                              immoral purposes.

Installation &         (ae)   (i)    To fit out the interior of the said
Alterations                          premises in accordance with the drawings
                                     approved by the Landlord and not without the prior written consent of the Landlord to make any alteration or addition to the said premises or any part thereof either internally or externally or to any fixtures or fittings or electrical wiring or electrical mechanical or air-conditioning installations therein or to any item therein (whether or not of a structural nature).

                              (ii) Not to place in or upon any part of the said premises or the said building any equipment apparatus machinery or load likely to or which may cause damage thereto and not to cause permit or suffer any load to be placed in any part of the said premises if the weight of such load exceeds that permitted from time to time by the Landlord in using the said premises or the said building or any lifts serving the same or any other thing in or upon the said premises or the said building.

                              (iii) Not to install set up or affix or permit to be installed set up affixed in or upon the said premises or any part thereof in any manner whatsoever any engine machinery or mechanical device or plant or air-conditioning or heating system.

                              (iv)   To observe and comply with all rules
                                     regulations and instructions from time
                                     to time prescribed by the Landlord or
                                     its authorised representative or officer in carrying out any alterations additions or improvements to the said premises.

                              (v)    To observe and comply with all rules
                                     regulations and instructions from time
                                     to time prescribed by The China Light &
                                     Power Company Limited or the relevant
                                     authority relating to the electrical
                                     wiring and installation in the said
                                     premises.

                              (vi) Not to cut maim injure damage alter or interfere with any of the walls structural members pipes drains appurtenances electrical cables wires fixtures or fittings of or in the said premises or any part thereof or suffer or permit the same to be done.

                              (vii) Not to change or in any way to alter the standard entrance door provided by the Landlord for access to and egress from the said premises without having first obtained the written consent of the Landlord therefor.

                              (viii) Not to install additional locks bolts or
                                     additional fittings to the entrance
                                     doors of the said premises or in any way to cut or alter the same without having first obtained the written consent of the Landlord therefor.

                              (ix) To display and decorate the show windows up to a first class standard and in such manner as not to be offensive to the Landlord who has the right to require the removal of any part of the display as in the Landlord's absolute discretion considers offensive.

Protection from        (af)   To take all necessary precautions to protect the
typhoon                       interior of the said premises against damage by
                              storm typhoon heavy rainfall or the like and in particular to ensure all exterior doors and windows are securely fastened upon the threat of such adverse weather conditions.

Subletting             (ag)   Not to assign underlet or otherwise part with the
Assigning                     possession of the said premises or any part
                              thereof in any way whether by way of subletting lending sharing or other means whereby any organization company firm or person or persons not a party to this Agreement obtains the use or possession of the said premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer sub-letting sharing assignment or parting with the possession of the said premises (whether for monetary consideration or not) this Agreement shall absolutely determine and the Tenant shall forthwith vacate the said premises on notice to that effect from the Landlord. The Tenancy shall be personal to the Tenant named in this Agreement and without in any way limiting the generality of the foregoing the following acts and events shall, unless approved in writing by the Landlord, be deemed to be breaches of this Clause:

                              (i)    In the case of a tenant which is a
                                     partnership the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise.

                              (ii)   In the case of a tenant who is an
                                     individual (including a sole surviving
                                     partner of a partnership tenant) the
                                     death insanity or disability of that
                                     individual to the intent that no right
                                     to use possess occupy or enjoy the said
                                     premises or any part thereof shall vest
                                     in the executors administrators personal representatives next of kin trustee or committee of any such individual.

                              (iii)  In case of a tenant which is a
                                     corporation any take-over reconstruction amalgamation merger voluntary liquidation or change in the person or persons who owns or own a majority of its voting shares or who otherwise has or have effective control thereof.

                              (iv) The giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power obtains the right to use posses occupy or enjoy the said premises or any part thereof or does in fact use possess occupy or enjoy the same.

                              (v) The change of the Tenant's business name without the previous written consent of the Landlord which consent the Landlord may give or withhold at its discretion.

Compliance with        (ah)   To carry out and comply with all ordinances
ordinance, Crown              regulations by-laws and rules and all notices and
Lease and Deed of             requirements of the appropriate government
Mutual Covenant               authorities in connection with or in relation to
                              the said premises and not to do anything or suffer or permit anything to be done in contravention of the provisions of the Conditions of Sales or Crown
                              Lease and Deed of Mutual Covenant under which the Landlord holds the said premises and to indemnify the Landlord against any breach of the terms of this clause.

Noise                  (ai)   Not to do or permit or suffer to be done upon the
                              said premises or any part thereof any music noise
                              (including sound produced by broadcasting from Television, Radio and any apparatus or instrument capable of producing or reproducing music and sound) or other act matter or thing whatsoever which may be or tend to the nuisance annoyance damage or disturbance of the Landlord or the owners tenants lessees or occupiers of any adjoining or neighbouring premises.

Responsible for        (aj)   To be wholly responsible for and to indemnify the
acts of servants              Landlord against all damage loss or injury
                              occasioned to the said premises or any part of the
                              said building or any adjacent or neighbouring
                              premises to any
agents and                    person whether directly or indirectly through the
licensees                     defective or damaged conditions of any part of
                              the interior of the said premises or any fixtures fittings wiring or piping therein for the repair of which the Tenant is responsible hereunder or through or in any way owing to the spread of fire or smoke or the leakage or overflow of water including storm or rain water from the said premises or any part thereof or through the act default or neglect of the Tenant or the servants agents licensees or invitees of the Tenant.

Preparation of         (ak)   Not to prepare or permit or suffer to be prepared
food                          any food in the said premises.

Sleeping of            (al)   Not without the Landlord's prior permission in
domestic use                  writing, permit any person to remain in the said
                              premises overnight. Such permission shall only be given to enable the Tenant to post watchmen to look after the contents of the said premises, which shall not be used as sleeping quarters or as domestic premises within the meaning of the Landlord and Tenant (Consolidation) Ordinance for the time being in force.

Installation in        (am)   Not to lay, install, affix or attach any wiring,
Common Area,                  cables or other article or thing whatsoever in or
etc.                          upon any areas or parts of the Building in
                              common use or in any place which is not hereby exclusively let to the Tenant.

Obstructions in        (an)   Not to encumber obstruct or permit to be
common area                   encumbered or obstructed with any boxes,
                              packaging, merchandise, rubbish or other articles or obstructions of any kind or nature at any of the entrances, exits, staircases, landings, passages, lifts, escalators, lobbies or other parts of the said building not included in the said premises. In addition to any other remedies which the Landlord may have hereunder, the Landlord, its servants or agents may without any prior notice to the Tenant remove any such obstruction and dispose of the same as they may think fit without incurring any liability therefor and the Tenant shall on demand pay to the Landlord all costs and expenses incurred in such removal.

Signs                  (ao)   Not to affix, erect, attach, exhibit, display or
                              permit or suffer so to do to be done upon any part within or on the exterior of the said premises or to or through any windows thereof any writing sign, decoration, signboard notice advertisement placard neon light or other device whether illuminated or not which may be visible from outside the said premises except the display of name-plate or signboard of the Tenant and their lawful subtenant or licensee at the entrance to the said premises the size and position of such name-plate or signboard shall be subject to the approval of the Landlord. The Landlord or its authorised agents shall have absolute discretion in granting or refusing such approval and any approval to be granted shall be subject to such conditions as the Landlord or its authorised agents may think fit. The landlord or its authorised agents shall have the right to remove at the cost and expense of the Tenant any unauthorised writing, sign, decoration signboard notice advertisement placard neon light or device affixed or put up or displayed without the proper approval of the Landlord or its agents.

Sale by auction or     (ap)   Not to permit or suffer to be held upon the said
etc.                          premises any sales by auction, fire, bankruptcy,
                              closing-down or sale of similar nature or any discount-type of retail business or any form of unethical business operation Provided that this clause shall not preclude genuine promotional, clearance or periodic seasonal sales.

Movement of safe       (aq)   Not to move any safe heavy machinery equipment
and heavy                     and freight bulky matter or fixtures in and out
machinery                     of the said building during normal office hours
                              without first obtaining the Landlord's written consent. The Tenant shall keep the Landlord indemnified against all damages sustained by any person or property and for any damages or monies paid out by the Landlord in settlement of any claim or judgments as well as legal costs incurred in connection therewith and all costs incurred in repairing any damage to the said building or its appurtenances resulting from movement of any heavy machinery equipment freight bulky matter or fixtures. The Tenant requiring to move to and from the said building such items undertakes at all times to use the service lifts provided by Landlord for such purposes and to notify Landlord and arrange with the Landlord a suitable time for such deliveries to be effected.

Adjacent               (ar)   If any excavation or other building works shall be
excavation or                 made or authorised in the vicinity of said
shoring                       building, the Tenant shall permit the Landlord his
                              servants or agents to enter the said premises to do such work as may be deemed necessary to preserve the exterior wall of the said building from injury or damage without any claim for damages or indemnity against the Landlord.


Floor loading          (as)   The Tenant shall not place any load upon any
                              floor of the said premises in excess of the loading capacity for which the floor is designed.
                              The Landlord preserves the right to prescribe the weight and position of all safes and any heavy articles which must be placed so as to distribute the weight. Business machines and mechanical equipment authorised by the Landlord shall be placed and maintained by the Tenant at the Tenant's expense in settings sufficient in the Landlord's judgment to absorb and prevent vibration noise and annoyance to occupiers of the other portions of the said building.

Vermin                 (at)   The Tenant shall take all due precautions to
                              ensure that the said premises do not become infested with insects or vermin. In the event of the premises becoming so infested the Tenant shall pay the cost of extermination as arranged or approved by the Landlord and the selected exterminators shall be given full access to the said premises for such purpose.

Rules and              (au)   To observe faithfully and comply strictly with
Regulations                   such reasonable Rules and Regulations as the
                              Landlord or the Landlord's agents from time to time prescribe for the proper management and maintenance of the said premises and the said building. Notice of any additional Rules or Regulations shall be given in such manner as the Landlord may elect. The Rules and Regulations set out in the Third Schedule hereto and such additional Rules or Regulations shall constitute the initial Rules and Regulations binding upon the Tenant and shall have the same force and effect as if set out in the body of this agreement.

Keep premises          (av)   To keep the said premises well and sufficiently
well lighted                  lighted throughout the business hours of the
                              Tenant.

No incense to be       (aw)   Not to burn or permit to be burnt incense in the
burnt                         said premises or in any part of the said building.

Fire Risk              (ax)   Not to do or permit any act or thing to be done
                              which is likely to cause any fire risk or other hazard in the said building.

Loading &              (ay)   To ensure that the Tenant's employees servants
Unloading Areas               agents or visitors do not obstruct those areas of
                              the building allocated to temporary vehicle parking or designated as loading/unloading areas and at all times comply with the directions of the Landlord staff and accredited agents in exercising due control of such areas and the delivery of goods generally.

Toilet Facilities      (az)   To use in common with others the lavatories and
                              washing accommodations and facilities provided by the Landlord in the said building and not to permit or suffer the same to be used in any improper manner or whereby the soil or waste pipes may become impeded or blocked and at all times to indemnify the Landlord against liability for damage by the escape of water thereby caused to the properties or effects of the tenants or occupiers of the other part of the said building.

Parking                (ba)   Not to park in obstruct or otherwise use nor
                              permit any employee agent or licencee of the Tenant to park in obstruct or otherwise use these areas of the said building allocated to the parking or movement of or access for vehicles or designated as loading/unloading areas otherwise than in accordance with the regulations from time to time made by the Landlord.

Use of building        (bb)   Not without the previous written consent of the
name                          Landlord to use or permit to be used the
                              name/logo or any part of the name/logo of the Landlord or of the said building or any picture representation or likeness of the whole or any part of such name/logo or of the said building or of the said premises in connection with the business or operations of the Tenant or for any purpose whatsoever other than to indicate the address and place of business of the Tenant.

                    4. The Landlord hereby agrees with the Tenant as follows : -

Quiet enjoyment        (a)    To permit the Tenant (duly paying the rent
                              surcharge and rates and observing and performing the terms and conditions herein contained) to have quiet possession and enjoyment of the said premises during the said term without any interruption by the Landlord or any person or persons lawfully claiming through under or in trust for the Landlord.

Roof and main          (b)    To amend and repair such defects in the roof,
structure                     main electricity supply cables, main drain pipes,
                              main walls and exterior windows frames of the said building and the lifts and the central air-conditioning plant therein as the Landlord shall discover or as the Tenant or other authorised person or Authority shall by notice in writing bring to the attention of the Landlord and to maintain the same in a proper state of repair and condition at the cost of the Landlord PROVIDED that the Landlord shall be entitled to be given a reasonable period of time wherein to view any such defects and to amend and repair the same.

Air-conditioning       (c)    To provide and maintain lifts, escalators
services                      air-conditioning service during the hours of
                              8:00 o'clock in the forenoon to 6:00 o'clock in the afternoon on weekdays and during the hours of 8:00 o'clock in the forenoon to 2:00 o'clock in the afternoon on Saturdays (excluding Sundays and public holidays). The supply of air-conditioning shall be controlled and regulated by the Landlord at its sole discretion, and also such electricity as is attributable to lights of the entrances, passages, corridors, staircases, landings and lavatories PROVIDED however the Landlord shall neither be liable to pay compensation to the Tenant in respect of any period during which due to circumstances beyond the control of the Landlord the proper operation of the said lifts or central air-conditioning plant shall be interrupted as the result of defects, mechanical failure or breakdown or need for repair or overhaul, nor shall the Landlord be liable thereby to grant any abatement of rent and/or air-conditioning service charge in respect of such interruption.

Property Tax           (d)    To pay the Property Tax for the time being
                              payable in respect of the said premises.

Maintenance of         (e)    (i)    To be responsible for the maintenance
common parts                         lighting cleaning operating and servicing
                                     of all the common  parts of the said
                                     building.

                              (ii) To carry out all necessary decoration to the common parts of the said building as and when the Landlord shall in its absolute discretion decide the same is necessary.

                              (iii) To keep the common parts toilets and other parts of the said building for common use clean and in proper condition.

                              (iv) To use its best endeavours to maintain lifts
                                   escalators fire and security services
                                   equipment air-conditioning plant and other facilities of the said building in proper working order.

Directory board        (f)    To provide and maintain at the main entrances and
                              in all other appropriate places suitable directory boards indicating to all persons entering the said building the whereabouts of the said premises with the Tenant's name in such uniform lettering or characters as shall be designated by the Landlord.
                              For the avoidance of doubt, the expression "the
                              Tenant's name" herein contained shall mean the name of the Tenant as set out in First Schedule of this Agreement and if the Tenant carries on business under a name other than his own name such expression shall mean the first of his business names as the Landlord shall be notified by the Tenant. For any subsequent change of the name of the Tenant or his business name which necessitates the replacement of the directory board or name plates thereon, the costs for the new directory boards and the new name plates shall be borne solely by the Tenant.

                    5. It is hereby expressly provided as follows :

Default                (a)    (i)    If the rent or the surcharge reserved or
                                     interest thereon, if any, or any part
                                     thereof shall be unpaid (whether
                                     formally or legally demanded or not) for fifteen days next after any of the days on which the same ought to have been paid or in the case of the breach or non-performance of any of the stipulations and agreements herein contained on the part of the Tenant to be kept done or performed or if the Tenant shall become bankrupt or go into liquidation it shall be lawful for the Landlord at any time thereafter to re-enter into and upon the said premises or any part hereof in the name of the whole and thereupon this Agreement shall absolutely determine but without prejudice to the right of action of the Landlord in respect of any breach by the Tenant of the terms of this Agreement.
                                     All costs and expenses incurred
                                     by the Landlord in demanding the rent
                                     and the surcharge and other charges (if
                                     the Landlord elects to demand) shall be
                                     paid by the Tenant and shall be
                                     recoverable from him as a debt.

                              (ii)   Notwithstanding anything hereinbefore
                                     contained in the event of default in
                                     payment of rent and the surcharge on the date on which the same falls due for payment, the Tenant shall further pay to the Landlord on demand interest on the amount in arrears at the rate of (1.5%) per month calculated from the date on which the same became due for payment (as stipulated in Clause 1 hereof) until the date of payment as liquidated damages and not as penalty provided that the demand and/or receipt by the Landlord of interest pursuant to this provision shall be without prejudice to and shall not affect the right of the Landlord to exercise any other right or remedy hereof (including the right of re-entry) exercisable under the terms of this Agreement.

                              (iii) Notwithstanding anything herein contained in the event of default in payment of the surcharge on the date on which the same falls due for payment or any interest thereon the Landlord shall in addition to its other rights under the terms of this Agreement be entitled to disconnect the supply of air-conditioning to the said premises until the amount in arrears shall have been fully paid by the Tenant without incurring any liability to the Tenant for any loss or damages suffered by the Tenant as a result thereof.

Distraint                     (iv)   For the purpose of Part III of the
                                     Landlord and Tenant (Consolidation)
                                     Ordinance relating to distress for rent or of these presents the rent payable in respect of the said premises shall be and be deemed to be in arrear if not paid in advance at the time and in manner hereinbefore provided for payment therefor.
                                     All costs and expenses for and incidental to the distraint shall be paid by the Tenant and shall be recoverable from him as a debt.

Abatement              (b)    If the said premises or any part thereof are
                              rendered uninhabitable by fire water storm wind typhoon defective construction white ants earthquake subsidence of the ground or any calamity beyond the control of the Landlord and not attributable to any failure by the Tenant to observe and carry out the terms of this Agreement the rent or a part thereof proportionate to the extent to which the said premises shall have been so rendered uninhabitable shall abate and cease to be payable until the same shall have been again rendered fit for occupation Provided always that the Landlord shall not be required to reinstate the said premises if by reason of the condition of the same or any local Regulations or other circumstances beyond the control of the Landlord it is not practicable or reasonable to do so.

Condemnation           (c)    If at any time during the continuance of this
                              tenancy the competent authorities shall condemn the said building as a dangerous structure and it shall be pulled down or shall make a demolition order which shall become operative in respect of the said premises or any part thereof or a closure order in respect of a part of the said premises under their powers the tenancy hereby created shall cease as from the commencement of the pulling down of the said premises or from the time when such demolition or closure order shall become operative.

Expression             (d)    the expression "the Tenant" shall (where the
of Tenant                     context permits) mean and include the party or
                              parties specifically named and shall not include the executors and administrators or any such party or where such party is a corporation any liquidator thereof.

Acceptance of rent     (e)    The acceptance of rent by the Landlord hereby
                              stipulated shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of a breach by the Tenant of any of the Tenant's obligations herein contained.

Fire and overflow      (f)    The Landlord shall not be under any liability to
of water                      the Tenant or to any other person whomsoever in
                              respect of any loss or damage to person or property sustained by the Tenant or any such other person caused by or through or in any way owing to the overflow of water or the escape of fumes, smoke, fire or any other substance or thing from anywhere within the said building. The Tenant shall fully and effectually indemnify the Landlord from and against all claims and demands made against the Landlord by any person in respect of any loss, damage or injury caused by or through or in any way owing to the overflow of water or the escape of fumes, smoke, fire or any other substance or thing from the said premises or to the neglect or default of the Tenant his servants, agents or licensees or to the defective or damaged condition of the interior of the said premises or any fixtures or fittings for the repair of which the Tenant is responsible hereunder and against all costs and expenses incurred by the Landlord in respect of any such claim or demand.

Injury to Tenant       (g)    The Landlord shall not be liable for any injury
caused by lifts,              to the Tenant his servants licensees or invitees
escalators                    caused by any defect in or by the defective or
                              negligent working of any lift or escalators in the said building by the Landlord's servants or otherwise and the Tenant shall indemnify the Landlord against all claims actions and proceedings in respect of such injuries.

Accidents and          (h)    The Landlord shall not be responsible to the
Injury to Tenant's            Tenant or the Tenant's licensees servants agents
chattel                       or other persons in the said premises or calling
                              upon the Tenant for any accident happening or injury suffered or damage to or loss of any chattel or property sustained on the said premises or in the said building.

Re-Letting notices     (i)    During the three(3) months immediately preceding
                              the determination of the said term of tenancy the Landlord shall be at liberty to affix and retain without interference upon any external part of the said premises a notice for re-letting the same and the Tenant shall permit persons with written authority from the Landlord or its agents at reasonable hours of the day to view the said premises or any part thereof.

Delivery of vacant     (j)    The Tenant shall deliver up vacant possession of
                              the said premises possession to the Landlord with all fixtures fittings and additions therein and thereto at the expiration or sooner determination of this Agreement in good clean and tenantable repair and condition in accordance with the stipulations herein before contained together with all keys giving access to all parts of the said premises provided that where the Tenant has made any alterations or installed any fixtures fittings or additions in or to the said premises and notwithstanding that the Landlord's consent for so doing may have been obtained, the Landlord may at its sole discretion require the Tenant at the Tenant's sole cost and expense to reinstate or remove or do away with all or any such alterations fixtures fittings or additions or any part or portion thereof and to make good and repair in a proper and workman like manner any damage to the said premises and the Landlord's fixtures and fittings therein as a result thereof before delivering up the said premises to the Landlord.

Landlord not           (k)    the Landlord shall not be bound by any oral
bound by oral                 representations or oral promises with respect to
representation                the said building and its appurtenances or in
                              respect of the said premises except as herein expressly set forth with the object and intention that the whole of the agreement between the Landlord and the Tenant shall be set forth herein and in no way modified by any oral discussions which may have preceded the signing of this Agreement.

No waiver              (l)    No condoning excusing or overlooking by the
                              Landlord of any default breach or non-observance or non-performance by the Tenant at any time or times of any of the Tenant's obligations herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default breach of non-observance or non-performance or so as to defeat or affect in any way the right of the Landlord herein in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or admitted by the Landlord unless expressed in writing and signed by the Landlord.

No excuse for          (m)    This Agreement and the obligation of the Tenant
non-payment of                to pay rent and other sums due hereunder and
rent                          perform the Tenant's obligations hereunder shall
                              in no way be affected impaired or excused because the Landlord is unable due to circumstances beyond his control to fulfil any of his obligations under this Agreement or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repair additions alterations or decoration or is unable to supply or is delayed in supplying any equipment or fixtures if the Landlord is prevented or delayed from so doing by reason of strike labour troubles shortage of materials or any outside cause whatsoever or by reason of any order or regulation of any department of Hong Kong Government.

No actual eviction     (n)    the Landlord shall also have the right at any
in certain events             time without constituting an actual or
                              constructive eviction of the Tenant and without incurring any liability to the Tenant therefor to install or erect at the entrances passages passageways doorways corridors landings staircases lobbies or other public parts of the said building counters showcases or light boxes or to change the arrangement and/or location of entrances passageways doors doorways corridors landings staircases lobbies lifts escalators toilets or other public parts of the said building or any service or apparatus serving the said building and to change the name number or designation by which the said building is known.

Stamp Duty and         (o)    The stamp duty payable on this Agreement shall be
legal costs                   borne by the parties hereto in equal shares but
                              the land registration fee (if any) shall be paid by the Tenant. The Tenant shall also bear Baker &
                              McKenzie's costs and disbursements of and incidental to the preparation and completion of this Agreement calculated a half of 75% of full scale cost.

Service of notice      (p)    Any notice hereunder shall be in writing and any
                              notice to be served by one party on the other party under the terms of this Agreement shall be duly served if left at or despatched by registered post to the last known address of the other party in Hong Kong.

Approval of            (q)    No approval by the Landlord is valid unless it is
Landlord                      in writing and signed by the Landlord or its
                              authorised agents.

No premium or          (r)    The Tenant hereby expressly admits and declares
fine                          that no premium or fine or other consideration or
                              key money has been paid to the

                              Landlord by the Tenant for the creation of this tenancy.

Sale and               (s)    If at any time during the tenancy hereby created
redevelopment                 the Landlord shall enter into a contract for the
                              sale of the said building or of any part thereof which shall include the said premises or if the Landlord shall resolve to redevelop the said building or any part thereof whether wholly by demolition and rebuilding or otherwise, or partially by renovation, re-furbishment or otherwise (which intention so to redevelop shall be sufficiently evidenced by a copy of a Resolution of its Directors certified to be a true and correct copy by its Secretary) then in either of such events the Landlord shall be entitled to give six clear calendar months' notice in writing expiring at the end of any calendar month during the tenancy hereby created terminating this Agreement and immediately upon the expiration of such notice this Agreement and everything herein contained shall cease and be void but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of any of the agreements or stipulations herein set out.

                       (t) The Tenant hereby expressly agrees to deprive itself of all rights (if any) to protection against eviction or ejectment provided by any existing or future legislation from time to time in force and applicable to the said premises or to this tenancy and the Tenant agrees to deliver up vacant possession of the said premises to the Landlord on the expiration or sooner termination of the tenancy hereby created notwithstanding any rule of law or equity to the contrary.

Reservation of         (u)    The Landlord reserves the right exercisable
Rights                        at any time or times : -

                              (i) To change the name or description of the said building or any part thereof,

                              (ii) To make or caused to be made any structural or non-structural alteration or improvement in or addition to entrances landings staircases driveways passages lobbies or any part of the said building in common use, without incurring any liability to make any payment to the Tenant on any account whatsoever provided that in the happening of case (i) hereof the Landlord shall give to the Tenant and the Postal and other Government Authorities not less than three months' notice in writing or any such change.

                              (iii) The Landlord reserves the right from time to time and by notice in writing to the Tenant to make and introduce and subsequently amend adapt or abolish if necessary such regulations as it may consider necessary for the management and maintenance of the said building as a first class commercial Building.

                              (iv) Such regulations shall be supplementary to the terms and conditions contained in this Agreement and shall not in any way derogate from such terms and conditions. In the event of conflict between such regulations and the terms and conditions of this Agreement the terms and conditions of this Agreement shall prevail.

Special Condition      (v)    The parties hereto hereby agree that the terms or
                              conditions or matters set out in the Fourth
                              Schedule hereto (if any) shall apply to this Agreement and shall be incorporated as an integral part of the Agreement.

Joint and Several      (w)    In this Agreement where the context so permits or
Liability                     requires the words importing the singular number
                              shall include the plural number and vice versa and word importing the masculine gender shall include the feminine gender and neuter gender and where there are two or more persons included in the expression "the Tenant" covenants expressed to be made by the Tenant shall be deemed to be made by such persons jointly and severally.

Marginal notes         (x)    The marginal notes are intended for guidance only
                              and do not form part of this Agreement nor shall any of the provisions of this Agreement be construed or interpreted by reference thereto or in any way affected or limited thereby.

                      THE FIRST SCHEDULE ABOVE REFERRED TO

                                     PART I


EQUITY MARKETING HONG KONG, LTD. a company incorporated in Delaware, USA and having its principal place of business in Hong Kong at Suite 10-12, 19th Floor Tower 3, China Hong Kong City, 33 Canton Road, Tsimshatsui, Kowloon,, Hong kong.



                               PART II - PREMISES


Suite Nos. 10,11,12,13 and Store Room A on the 19th Floor of Tower 3 of China Hong Kong City, China Ferry Terminal, Canton Road, Kowloon which for the purposes of identification only is shown on the Floor Plan annexed hereto and thereon coloured Pink.


                                 PART III -TERM


Two years commencing from the 1st day of December 1997 to the 30th day of November 1999 (both days inclusive.)



                                 PART IV - USER


To use or occupy the suites of the said premises or any part thereof solely and exclusively for the purpose of office and the store room solely and exclusively for the purpose of a storeroom ancillary to office use which shall not be changed without the previous written consent of the Landlord and in particular not to use or permit the same to be used for domestic purpose or for shops or as sleeping quarters and not to allow any person to remain in the said premises overnight.


                                PART V - DEPOSIT


The deposit subject to increase in accordance with Clause 3 (a) (vi) of this Agreement shall be HK$507,897.00.

                      THE SECOND SCHEDULE ABOVE REFERRED TO


                                     PART I

                               PARTICULARS OF RENT


The rent throughout the said term hereby created shall be HK$148,950.00 per calendar month payable in advance on the first day of each and every calendar month.



                                     PART II

                            PARTICULARS OF SURCHARGES


The monthly surcharge to cover the costs of building management and air-conditioning throughout the said term subject to increase in accordance with clause 3 (a)(iv) of this Agreement shall be HK$20,349.00 per calendar month payable in advance on the first day of each and every calendar month.

                      THE THIRD SCHEDULE ABOVE REFERRED TO

                              RULES AND REGULATIONS


1. Plumbing fixture shall be used only for the purposes for which they were constructed. No sweepings rubbish rags or other alien substances shall be deposited therein. All costs for making good damage resulting from any misuse of the plumbing fixtures shall be borne by the Tenant.

2. No Tenant shall drill into or in any way deface part of the said premises or the said building. No drilling shall be permitted save with prior written approval of the Landlord and as the Landlord may direct.

3. Save with prior written consent of the Landlord, which consent will not normally be granted, no flagholes or aerials shall be erected, and no flags shall be flown from windows or elsewhere in or upon the said building.

4. Each Tenant must upon the termination of his tenancy restore to the Landlord all keys of offices and toilet rooms used by the Tenant.

5. All removals or the carrying in or out of furniture or bulky matter of any description must take place after office hours and during the hours which the Landlord or his agent may determine from time to time. The Landlord reserves the right to exclude goods from the said building which violate any of these Rules and Regulations or the Agreement of which these Rules and Regulations are a part.

6. No Tenant nor any of the Tenant's servants employees agents visitors or licensees shall bring into any passenger lift in the said building any goods effects chattels luggage bulky parcels food trays tiffin carriers or other space-occupying items and the Tenant shall ensure that such items are restricted to the designated lift.

7. No Tenant shall do or permit to be done in the said premises or any part thereof any act which shall or might subject the Landlord to any liability or responsibility for injury to any person or to property.

8. Windows shall remain closed or locked save in an emergency such as fire or break-down of the air-conditioning system and the reasonable extent necessary to enable the Tenant to clean the same.

9. Canvassing touting and peddling in the said building is prohibited and each Tenant shall co-operate to prevent the same.

10. Save with the prior written consent of the Landlord, which consent will not normally be granted, no cooking or preparation of food shall be permitted by any Tenant in the said premises. No Tenant shall permit any unusual or objectionable odours to be produced upon or to permeate from the said premises.

11. Not to do or permit or suffer anything in the said premises or in the said building which may be or go to be a nuisance or annoyance to the Landlord or any other Tenants or occupiers thereof or of any adjoining building or affect the reputation of the said building as a high class office building.

12. The Tenant shall no install in the said premises any partitioning other than the supplied or approved by the Landlord.

13. Not to keep or permit or suffer to be kept upon any part of the said premises any lives-stocks or animals and to carry out such pest control for the said premises upon the request by the Landlord for the said premises via nominated pest control companies at the Tenant's expense.

14. All blinds and/or curtains used within the said premises shall conform externally to standard colour and design and such blinds and/or curtains shall be approved by the Landlord so as to preserve a uniform external appearance.

15. The Tenant shall not carry on or permit or suffer to be carried on in or upon the said premises or any part thereof any trade or business which the Landlord shall in its absolute discretion regard as dangerous noxious noisy or offensive.

                      THE FOURTH SCHEDULE ABOVE REFERRED TO

                                SPECIAL CONDITION


                                       NIL

          AS WITNESS the hands of the parties hereto the day and year first above written.


SIGNED by                                       )
                                                )   (signed by Sino real Estate
                                                )   Agency Ltd. Lawrence Chong
                                                )   Koo Siong of Sino Real
                                                )   Estate Agency Limited, a
                                                )   company duly authorised by
for and on behalf of the Landlord               )   the Board of  Directors of
whose signature is verified by :-               )   the Landlord)


                (SIGNED)

           Cheung Fong, Debbie
           Solicitor, Hong Kong SAR
           Messrs. Baker & McKenzie


SIGNED BY                                       )
for and on behalf of the Tenant                 )   (signed by Equity Marketing
in the presence of :-                           )   Hong Kong Ltd.
                                                       by Mr. Wong Cho Kuen)


               (Signed by Ms. Chan So Ping
                 Holder of Hong Kong Identity
                 Card No. G547826(9))




R  E  C  E  I  V  E  D  the day and year        )
first above written of and from the             )
Tenant the sum of HONG KONG DOLLARS             )   (signed by Sino Real Estate
FIVE HUNDRED AND SEVEN THOUSAND                 )   Agency Ltd.
EIGHT HUNDRED AND NINETY SEVEN                  )   Agent for the landlord for
(of which HK$490,704.00 shall be transferred    )   the sole purpose of
from the previous Tenancy Agreement) being the  )   execution of this Agreement)
above mentioned deposit to be paid by the       )
Tenant to the Landlord.                         )   HK$507,897.00